UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 30, 2008

INTRICON CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment of Loan and Security Agreement

On June 30, 2008, IntriCon Corporation (the “Company”) entered into a Second Amendment to the Loan and Security Agreement dated as of May 22, 2007 among La Salle Bank, National Association, the Company, Resistance Technology, Inc., RTI Electronics, Inc. and IntriCon Tibbetts Corporation, as amended. The amendment corrected an error in the amortization table set forth in Section 2.2(c) of the Loan and Security Agreement.

As amended, the outstanding principal balance of the term loan is payable in installments, commencing on September 30, 2007, payable on the last day of each fiscal quarter during the periods set forth below, in the following amounts:

Period	Quarterly Installment

September 30, 2007 through June 30, 2008	$112,500

September 30, 2008 through June 30, 2009	$140,625

September 30, 2009 through June 30, 2010	$225,000

September 30, 2010 through June 30, 2011	$309,375

September 30, 2011 through June 30, 2012	$337,500

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 2, 2008, the Company announced that it has been added to the Russell Microcap Index. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On July 7, 2008, the Company announced the release of a new product, EthosTM, a high-performance adaptive digital signal processing hearing aid amplifier. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

The Company is furnishing the information in this Item 7.01 and in Exhibits 99.1 and 99.2 to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Second Amendment to Loan and Security Agreement dated as of June 30, 2008, by and among IntriCon, Resistance Technology, Inc., RTI Electronics, Inc., IntriCon Tibbetts Corporation and LaSalle Bank National Association.

99.1	Press Release dated July 2, 2008.
99.2	Press Release dated July 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IntriCon Corporation
	By:	/s/Scott Longval
Date: July 7, 2008		Scott Longval Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Second Amendment to Loan and Security Agreement dated as of June 30, 2008, by and among IntriCon, Resistance Technology, Inc., RTI Electronics, Inc., IntriCon Tibbetts Corporation and LaSalle Bank National Association.

99.1	Press Release dated July 2, 2008.
99.2	Press Release dated July 7, 2008.